United States

Securities and Exchange Commission

Washington, D.C 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934 (Amendment No. __ )

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Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

____________

INFORMATION STATEMENT

November 20, 2006

To The Contract Owners:

At a regular meeting of the Board of Trustees of The Prudential Series Fund (PSF or the Trust) on June 21, 2006, the Trustees approved new subadvisory agreements for the following portfolios of the Trust (each a Portfolio, and together, the Portfolios):

•	Diversified Conservative Growth Portfolio
•	SP International Growth Portfolio (formerly, SP William Blair International Growth Portfolio)
•	SP International Value Portfolio (formerly, SP LSV International Value Portfolio)

Prudential Investments LLC (PI or the Manager) has entered into a new subadvisory agreement with RS Investments (RS) with respect to Diversified Conservative Growth Portfolio, subsequent to a change in ownership in RS that resulted in the automatic termination of the prior subadvisory agreement with RS. On May 17, 2006, The Guardian Life Insurance Company of America (Guardian) and RS announced that Guardian would acquire a 65% ownership interest in RS (the Transaction). The remaining 35% ownership stake in RS would remain with RS professionals and business managers. The Transaction was completed on August 31, 2006 (the Closing Date), at which time RS began operating as an independent subsidiary of Guardian. There were no changes in the RS portfolio management teams as a result of the Transaction. For purposes of the Investment Company Act of 1940, as amended (the Investment Company Act), the Transaction was treated as a “change in control” that resulted in an “assignment” of the previous subadvisory agreement, by and between PI and RS, with respect to the Portfolio. Pursuant to the Investment Company Act and the express terms of the prior subadvisory agreement, the subadvisory agreement automatically terminated upon its assignment on the Closing Date.

PI has also entered into subadvisory agreements with new subadvisers with respect to SP International Growth Portfolio and SP International Value Portfolio, each of which will join the current subadvisers as a subadviser for the respective Portfolio, as follows:

Fund	New Subadviser	Current Subadviser
SP International Growth Portfolio	Marsico Capital Management LLC (Marsico)	William Blair & Company, L.L.C. (William Blair)
SP International Value Portfolio	Thornburg Investment Management, Inc. (Thornburg)	LSV Asset Management (LSV)

This information statement describes the circumstances surrounding the Trustees’ approval of each new subadvisory agreement and provides you with an overview of its terms. PI will continue as your Portfolio’s investment manager. This information statement does not require any action by you. It is provided to inform you about the new subadvisers.

By order of the Board,

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THE PRUDENTIAL SERIES FUND

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Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

____________

INFORMATION STATEMENT

November 20, 2006

This information statement is being furnished in lieu of a proxy statement to contract owners investing in the Diversified Conservative Growth Portfolio, SP International Growth Portfolio (formerly, SP William Blair International Growth Portfolio) and SP International Value Portfolio (formerly, SP LSV International Value Portfolio) (each a Portfolio, and together, the Portfolios), each a series of The Prudential Series Fund (PSF or the Trust), pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (SEC). The order permits the Portfolios’ investment manager to hire new subadvisers that are not affiliated with the investment manager and to make changes to certain existing subadvisory contracts with the approval of the Board of Trustees, without obtaining contract owner approval.

The Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Delaware statutory trust.

The Trust’s Trustees are collectively referred to herein as the “Board,” “Board Members,” or “Trustees.” The Trust’s principal executive office is 100 Mulberry Street, Newark, NJ 07102.

The Trust is providing this information statement to contract owners investing in the Portfolios as of November 10, 2006. This information statement relates to the approval by the Board of new subadvisory agreements (each, a New Subadvisory Agreement) between Prudential Investments LLC (PI or the Manager) and each applicable subadviser with respect to the applicable Portfolio. Copies of each New Subadvisory Agreement are attached hereto as Exhibit A. The new subadvisers and the current subadvisers, as applicable, for each Portfolio are described as follows:

•

Diversified Conservative Growth Portfolio: The Board approved a New Subadvisory Agreement dated as of August 31, 2006 between PI and RS Investments (RS). RS currently serves as a subadviser to the Portfolio. As a result of a change in ownership of RS, the prior subadvisory agreement was automatically terminated, and the Board approved the new subadvisory agreement with RS.

On May 17, 2006, The Guardian Life Insurance Company of America (Guardian) and RS announced that Guardian would acquire a 65% ownership interest in RS (the Transaction). The remaining 35% ownership stake in RS would remain with RS professionals and business managers. The Transaction was completed on August 31, 2006 (the Closing Date), at which time RS began operating as an independent subsidiary of Guardian under the leadership of RS CEO, Terry Otton, and the existing management team. There were no changes in the RS portfolio management teams as a result of the Transaction.

For purposes of the Investment Company Act of 1940, as amended (the Investment Company Act), the Transaction was treated as a “change in control” that resulted in an “assignment” of the prior subadvisory agreement, by and between PI and RS, with respect to the Portfolio. Pursuant to the Investment Company Act and the express terms of the prior subadvisory agreement, the subadvisory agreement automatically terminated upon its assignment on the Closing Date.

RS, Pacific Investment Management Company LLC (PIMCO), Prudential Investment Management (PIM), Jennison Associates LLC (Jennison) and EARNEST Partners LLC (EARNEST) each serve as a subadviser to a portion of the Portfolio’s assets. The subadvisory agreements with PIMCO, PIM, Jennison and EARNEST were each last approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Trustees), on June 21, 2006.

•

SP International Growth Portfolio: The Board approved a New Subadvisory Agreement dated as of November 17, 2006, between PI and Marsico Capital Management LLC (Marsico) with respect to the SP International Growth Portfolio. Marsico will join William Blair & Company, L.L.C. (William Blair) as a subadviser of the SP International Growth Portfolio. The subadvisory agreement with William Blair was last approved by the Trustees, including a majority of the Independent Trustees, on June 21, 2006.

•

SP International Value Portfolio: The Board approved a New Subadvisory Agreement dated as of November 17, 2006, between PI and Thornburg Investment Management, Inc. (Thornburg) with respect to the SP International Value Portfolio. Thornburg will join LSV Asset Management (LSV) as a subadviser of the SP International Value Portfolio. The subadvisory agreement with LSV was last approved by the Trustees, including a majority of the Independent Trustees, on June 21, 2006.

SP International Growth Portfolio and SP International Value Portfolio will each pay for the costs associated with preparing and distributing this information statement to their respective contract owners. RS will pay for the costs associated with preparing and distributing this information statement to the contract owners of the Diversified Conservative Growth Portfolio. This information statement will be mailed on or about November 20, 2006.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 serves as Manager of the Trust under a management agreement dated as of May 1, 2003. PI is a wholly -owned subsidiary of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and those companies had aggregate assets of approximately $94.9 billion. Information concerning the Trust’s current management arrangements and the officers of the Trust can be found in Exhibit B.

The Administrator

The Trust has entered into an administration agreement with PI with respect to Class II shares of the Portfolios. Information concerning the Administrator can be found in Exhibit B. Under the Management Agreement with the Trust, PI also provides administrative and business management services to the Portfolios, as described in Exhibit B.

Annual and Semi-Annual Reports

Each Portfolio’s annual and semi-annual reports are sent to contract owners. Only one report is delivered to multiple contract owners sharing an address unless the Portfolio receives contrary instructions from one or more of the contract owners. A copy of the Portfolio’s most recent annual and semi-annual reports may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on share ownership of each Portfolio is set forth in Exhibit D.

NEW SUBADVISORY AGREEMENTS

At the June 21, 2006 Board meeting, the Trustees, including the Independent Trustees, unanimously approved the New Subadvisory Agreements and the recommendations by the Manager to keep RS as a subadviser to the Diversified Conservative Growth Portfolio; to add Marsico as a subadviser to the SP International Growth Portfolio; and to add Thornburg as a subadviser to the SP International Value Portfolio.

The Trustees decided to approve a New Subadvisory Agreement with RS pursuant to which RS would continue to serve as a subadviser to the Diversified Conservative Growth Portfolio after the Manager had informed the Board that, as a result of a change in control, the Portfolio’s prior subadvisory agreement with RS would be automatically terminated. On May 17, 2006, The Guardian Life Insurance Company of America (Guardian) and RS announced that Guardian would acquire a 65% ownership interest in RS (the Transaction). The remaining 35% ownership stake in RS would remain with RS professionals and business managers. The Transaction was completed on August 31, 2006 (the Closing Date), at which time RS began operating as an independent subsidiary of Guardian under the leadership of RS CEO, Terry Otton, and the existing management team. There were no changes in the RS portfolio management teams as a result of the Transaction.

For purposes of the Investment Company Act of 1940, as amended (the Investment Company Act), the Transaction was treated as a “change in control,” that resulted in an “assignment” of the prior subadvisory agreement, by and between PI and RS, with respect to the Portfolio. Pursuant to the Investment Company Act and the express terms of the prior subadvisory agreement, the subadvisory agreement automatically terminated upon its assignment on the Closing Date.

Consequently, the Manager recommended both that the Board approve a New Subadvisory Agreement with RS and that the Portfolio’s assets continue to be allocated among the Portfolio’s existing subadvisers and RS.

The Trustees decided to appoint Marsico to subadvise PSF International Growth Portfolio after William Blair informed the Manager that William Blair was approaching its agreed upon asset capacity level. The Manager noted that Marsico currently subadvises other Portfolios in the PI fund family, and that Marsico’s investment practice has characteristics similar to those of William Blair, such as adherence to a traditional growth sub-style and consistent exposure to emerging markets. Consequently, the Manager recommended both that the Board approve a Subadvisory Agreement with Marsico, and that the Portfolio’s assets be reallocated between William Blair and Marsico.

The Trustees decided to appoint Thornburg to subadvise PSF International Value Portfolio after LSV informed the Manager that LSV is closed to new investors and therefore may be nearing its asset capacity level. The Manager noted that Thornburg currently co-subadvises other Portfolios in the PI fund family along with LSV, and that Thornburg is a relative value manager with less small cap exposure, which may help mitigate LSV’s deep value focus and general overweight toward small cap stocks. In addition, the Manager noted that Thornburg maintains flexibility in its exposure to emerging markets. Consequently, the Manager recommended both that the Board approve a New Subadvisory Agreement with Thornburg, and that the Portfolio’s assets be reallocated between LSV and Thornburg.

The terms and conditions of the New Subadvisory Agreements with Marsico and Thornburg are substantially similar to the existing subadvisory agreements with each of the other subadvisers, except that the fee rates charged by the new subadvisers under the New Subadvisory Agreements differ from the fee rates charged by the current subadvisers pursuant to their respective subadvisory agreements. See Exhibit B for a description of the fees paid to other subadvisers. The Manager, not the Portfolio, pays the advisory fee to the subadvisers. Therefore, the addition of a new subadviser does not result in any change in advisory fees paid by each Portfolio. A copy of each New Subadvisory Agreement is attached as Exhibit A to this Information Statement.

Under the New Subadvisory Agreements, the new subadvisers render investment advice to the applicable Portfolio in accordance with the investment objective and policies of that Portfolio as established by its Board, and also make investment decisions to purchase and sell securities on behalf of the Portfolio, subject to the supervision of the Portfolio’s Manager.

Under the multi-manager structure, the Manager determines and allocates a portion of each Portfolio’s assets to each of the subadvisers. Consistent with the overall investment strategy of each Portfolio, the Manager periodically rebalances daily cash inflows (i.e., purchases and reinvested dividends) and outflows (i.e., redemptions and expense items) among the subadvisers. In addition, the Manager periodically reallocates assets among the subadvisers. The Manager reviews the allocations periodically, and the allocations may be altered or adjusted without prior notice.

By using two or more subadvisers for a Portfolio, and by periodically rebalancing or reallocating a Portfolio’s assets among the subadvisers, the Manager seeks long-term benefits from a balance of different investment disciplines. The Manager believes that, at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Portfolio and help reduce volatility. In addition, the use of several subadvisers may help to protect the Portfolio from capacity risk (a subadviser’s determination to manage a limited amount of assets because of a lack of investment opportunities that appear attractive to the subadviser).

Section 15 of the Investment Company Act (Section 15) requires that a majority of a mutual fund’s outstanding voting securities approve the fund’s subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to PI, certain funds and any future open-end management investment company managed by PI, provided that PI and the Fund comply with the conditions of the order. According to the Manager of Managers Order, which is subject to a number of conditions, PI may enter into subadvisory agreements with unaffiliated advisers without receiving prior contract owner approval.

Information Concerning RS

RS Investments, established in 1986, is a San Francisco-based boutique investment firm that focuses on domestic small- and mid-cap equities. RS has growth and value investment groups that manage no-load mutual funds and separate accounts for individual and institutional clients. As of December 31, 2005, RS managed over $10 billion in no-load mutual fund and institutional account assets. The principal address of RS is 388 Market Street, Suite 1700, San Francisco, California 94111. Guardian Investor Services LLC (“GIS”) acquired a majority stake in RS on August 31, 2006. GIS is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian”). Founded in 1960, Guardian is the fourth largest mutual life insurance company in the United States. As of December 31, 2005, Guardian and its subsidiaries had $40.7 billion in assets under management (on a GAAP basis). Guardian’s home office is located at 7 Hanover Square, H-26-E, New York, New York 10004. Exhibit C contains information about the other mutual funds managed by RS with investment objectives and strategies similar to those of the Diversified Conservative Growth Portfolio. Exhibit C also lists the principal executive officers and directors of RS.

Board Consideration of Subadvisory Agreement:

At a regular in-person meeting of the Board held on June 21, 2006, at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board of Trustees considered whether the approval of the New Subadvisory Agreement with RS was in the best interests of the Diversified Conservative Growth Portfolio and its investors. Before approving the New Subadvisory Agreement, the Trustees reviewed performance, compliance and organization materials regarding RS and Guardian and received formal presentations from the Manager at the June 21, 2006 meeting. The Board also received materials relating to the Subadvisory Agreement and had the opportunity to ask questions and request further information in connection with its consideration.

In making the determination to retain RS as a subadviser, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of Services. The Board received and considered information regarding the nature and extent of services provided to the Portfolio by RS under the New Subadvisory Agreement, namely, that RS is required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations. The Board also noted that the nature and extent of services provided to the Portfolio under the prior subadvisory agreement with RS were identical in all material respects to those provided by RS under the New Subadvisory Agreement and generally similar to those provided by the other current subadvisers under their subadvisory agreements.

With respect to the quality of services, the Board considered, among other things, the background and experience of RS’s portfolio management team, which was not affected by the Transaction. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to RS’s organizational structure, senior management, investment operations, and other relevant information pertaining to RS. The Board noted that it received a favorable compliance report from the Trust’s Chief Compliance Officer (CCO) as to RS.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services provided to the Portfolio by RS under the prior subadvisory agreement and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by RS under the New Subadvisory Agreement should equal the quality of similar services provided by RS under the prior subadvisory agreement.

Performance of RS. With respect to the Diversified Conservative Growth Portfolio, the Board received and considered information regarding the Portfolio’s historical performance, noting that the Portfolio had achieved performance that was in the first quartile over one-year and five-year time periods and performance that was in the second quartile over the three-year time period. The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data.

Investment Subadvisory Fee Rate. The Board considered the proposed subadvisory fee rate payable by PI to RS under the New Subadvisory Agreement, which calls for a fee rate of 0.50% of average daily net assets to $150 million and 0.45% of average daily net assets over $150 million. The Board also considered, among other things, that the fee rate payable under the New Subadvisory Agreement is identical to the fee rate payable under the prior subadvisory agreement. The Board also reviewed the contractual fee schedules charged by RS to other funds and private accounts of similar size and complexity to the Portfolio for which RS acts as an investment adviser or subadviser. Exhibit C contains fee and asset information related to these comparable funds. As a result of the above considerations, the Board concluded that RS’s proposed subadvisory fee rate under the New Subadvisory Agreement was reasonable.

Profitability. In connection with its annual review of advisory agreements, which occurred at the same meeting, the Board considered profitability of the Manager and subadvisers affiliated with the Manager. The Board concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale. In connection with its annual review of advisory agreements, which occurred at the same meeting, the Board considered economies of scale. The Board noted that the management fee schedule for the Portfolio does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Portfolio’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Portfolio or how great they may be. With respect to the subadvisory agreement, the Board noted that PI, not the Fund, pays the fee. In light of each Portfolio’s current size and fee rate, the Board concluded that the absence of breakpoints in the management fee is acceptable at this time.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser. The Board considered potential “fall-out” or ancillary benefits anticipated to be received by RS and its affiliates as a result of RS’s relationship with the Portfolio. The Board concluded that any potential benefits to be derived by RS included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Information Concerning Marsico

Marsico Capital Management LLC was founded in September 1997 by Tom Marsico in Denver, Colorado and is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Tom Marsico has been Chairman, Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager/Analyst of Marsico since the firm’s inception. The firm’s immediate parent is Marsico Management Holdings, LLC (MMH), located at 1200 17th Street, Suite 1600, Denver, CO 80202. MMH is held by Bank of America, N.A, which is held by NB Holdings Corporation, which in turn is held by the Bank of America. Each parent company’s address is 100 North Tyron Street, Charlotte, NC 28255. Within that structure, Marsico retains autonomy with regards to business operations and investment decisions. As of March 31, 2006, Marsico had approximately $69.5 billion in total assets under management. Exhibit C contains information about the other mutual funds managed by Marsico with investment objectives and strategies similar to those of the SP International Growth Portfolio. Exhibit C also lists the principal executive officers and directors of Marsico.

Board Consideration of Subadvisory Agreement:

At a regular in-person meeting of the Board held on June 21, 2006, at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board of Trustees considered whether the approval of the New Subadvisory Agreement with Marsico was in the best interests of the SP International Growth Portfolio and its investors. Before approving the New Subadvisory Agreement, the Trustees reviewed performance, compliance and organization materials regarding Marsico and received formal presentations from the Manager at the June 21, 2006 meeting. The Board also received materials relating to the New Subadvisory Agreement and had the opportunity to ask questions and request further information in connection with its consideration. Representatives from Marsico participated in the discussions with the Board at the meeting.

In making the determination to add Marsico as an additional subadviser, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of Services. The Board received and considered information regarding the nature and extent of services provided to the Portfolio by William Blair under the current subadvisory agreement and those that would be provided to the Portfolio by Marsico under the New Subadvisory Agreement. The Board noted that that the nature and extent of services under the existing and new agreements were generally similar in that William Blair and Marsico were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations. The Board also considered the nature, quality and extent of similar services provided by Marsico as subadviser to other Portfolios advised by the Manager.

With respect to the quality of services, the Board considered, among other things, the background and experience of Marsico’s portfolio management team. The Board met in person with representatives of Marsico and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to Marsico’s organizational structure, senior management, investment operations, and other relevant information pertaining to Marsico. The Board noted that it received a favorable compliance report from the Trust’s Chief Compliance Officer (CCO) as to Marsico.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by Marsico and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Marsico under the New Subadvisory Agreement should equal the quality of similar services provided by William Blair under the existing subadvisory agreement.

Performance of Marsico. With respect to the SP International Growth Portfolio, the Board received and considered information about the Portfolio’s historical performance. With respect to Marsico, the Board considered the performance of other investment companies managed by Marsico utilizing an investment style and strategy similar to that proposed for the Portfolio (the Peer Group), noting that Marsico had generally outperformed the various applicable benchmarks over the same time period. The Board noted that Marsico outperformed peers over the 1-. 3- and 5- year time periods reviewed by the Board. The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data. The Board further noted the recommendation of the Manager that the Portfolio add Marsico as a subadviser primarily because William Blair, the only other subadviser to the Portfolio, was expected to approach its capacity limits in the near future, and, secondarily, because Marsico’s all-capitalization investment style would complement William Blair’s focus on larger-capitalization investments.

Investment Subadvisory Fee Rate. The Board considered the proposed subadvisory fee rate payable by PI to Marsico under the proposed New Subadvisory Agreement, which calls for a fee rate of 0.45% of average daily net assets to $500 million; 0.40% of average daily net assets from $500 million to $1 billion; and 0.35% of average daily net assets over $1 billion. The Board also considered, among other things, the average management fees payable to Marsico and the approximate net assets of other funds for which Marsico acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to the Portfolio. Exhibit C contains fee and asset information related to these comparable funds. The Board also noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by the Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by the Manager. As a result of the above considerations, the Board concluded that Marsico’s proposed subadvisory fee rate under the New Subadvisory Agreement was reasonable.

Profitability. Because the engagement of Marsico is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor with respect to the Portfolio. In connection with its annual review of advisory agreements, which occurred at the same meeting, the Board considered profitability of the Manager and subadvisers affiliated with the Manager. The Board concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale. In connection with its annual review of advisory agreements, which occurred at the same meeting, the Board considered economies of scale. The Board noted that the management fee schedule for the Portfolio does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Portfolio’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Portfolio or how great they may be. With respect to the subadvisory agreement, the Board noted that PI, not the Fund, pays the fee. In light of each Portfolio’s current size and fee rate, the Board concluded that the absence of breakpoints in the management fee is acceptable at this time.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser. The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Marsico and its affiliates as a result of Marsico’s relationship with the Portfolio. The Board concluded that any potential benefits to be derived by Marsico included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Information Concerning Thornburg

Thornburg Investment Management Inc. is an independent, employee-owned investment management firm located at 119 East Marcy Street, Santa Fe, New Mexico 87501. Thornburg is 100% employee owned. Currently, twenty-five of the firm’s professionals (approximately 19% of the firm’s employees) share in the ownership of the firm. As of December 31, 2005, Thornburg had $18.7 billion in assets under management. Exhibit C contains information about the other mutual funds managed by Thornburg with investment objectives and strategies similar to those of the SP International Value Portfolio. Exhibit C also lists the principal executive officers and directors of Thornburg.

Board Consideration of Subadvisory Agreement:

At a regular in-person meeting of the Board held on June 21, 2006, at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board of Trustees considered whether the approval of the New Subadvisory Agreement with Thornburg was in the best interests of the SP International Value Portfolio and its investors. Before approving the New Subadvisory Agreement, the Trustees reviewed performance, compliance and organization materials regarding Thornburg and received formal presentations from the Manager at the June 21, 2006 meeting. The Board also received materials relating to the New Subadvisory Agreement and had the opportunity to ask questions and request further information in connection with its consideration. Representatives from Thornburg participated in the discussions with the Board at the meeting.

In making the determination to add Thornburg as an additional subadviser, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of Services. The Board received and considered information regarding the nature and extent of services provided to the Portfolio by LSV under the current subadvisory agreement and those that would be provided to the Portfolio by Thornburg under the New Subadvisory Agreement. The Board noted that that the nature and extent of services under the existing and new agreements were generally similar in that LSV and Thornburg were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations. The Board also considered the nature, quality and extent of similar services provided by Thornburg as subadviser to other mutual funds advised by the Manager.

With respect to the quality of services, the Board considered, among other things, the background and experience of Thornburg’s portfolio management team. The Board met in person with representatives of Thornburg and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to Thornburg’s organizational structure, senior management, investment operations, and other relevant information pertaining to Thornburg. The Board noted that it received a favorable compliance report from the Trust’s Chief Compliance Officer (CCO) as to Thornburg.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by Thornburg and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Thornburg under the New Subadvisory Agreement should equal the quality of similar services provided by LSV under the existing subadvisory agreement.

Performance of Thornburg. With respect to the SP International Value Portfolio, the Board received and considered information about the Portfolio’s historical performance. With respect to Thornburg, the Board considered the performance of other investment companies managed by Thornburg, including a mutual fund advised by the Manager and subadvised by Thornburg, utilizing an investment style and strategy similar to that proposed for the Portfolio (the Peer Group), noting that Thornburg had generally outperformed the various applicable benchmarks over the same time period. The Board also noted that Thornburg outperformed peers over the 1-, 3- and 5- year time periods reviewed by the Board. The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data. The Board further noted the recommendation of the Manager that the Portfolio add Thornburg as a subadviser because LSV, the only other subadviser to the Portfolio, was expected to approach its capacity limits in the near future, and because Thornburg’s larger-capitalization, relative-value, opportunistic emerging markets investment style would complement LSV’s focus on smaller-capitalization, deep value, developed markets investments.

Investment Subadvisory Fee Rate. The Board considered the proposed subadvisory fee rate payable by PI to Thornburg under the proposed New Subadvisory Agreement, which called for a fee rate of 0.35% of average daily net assets to $100 million and 0.30% of average daily net assets over $100 million. The Board also considered, among other things, the average management fees payable to Thornburg and the approximate net assets of other funds for which Thornburg acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to the Portfolio. Exhibit C contains fee and asset information related to these comparable funds. The Board also noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by the Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by the Manager. As a result of the above considerations, the Board concluded that Thornburg’s proposed subadvisory fee rate under the New Subadvisory Agreement was reasonable.

Profitability. Because the engagement of Thornburg is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor with respect to the Portfolio. In connection with its annual review of advisory agreements, which occurred at the same meeting, the Board considered profitability of the Manager and subadvisers affiliated with the Manager. The Board concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale. In connection with its annual review of advisory agreements, which occurred at the same meeting, the Board considered economies of scale. The Board noted that the management fee schedule for the Portfolio does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Portfolio’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Portfolio or how great they may be. With respect to the subadvisory agreement, the Board noted that PI, not the Fund, pays the fee. In light of each Portfolio’s current size and fee rate, the Board concluded that the absence of breakpoints in the management fee is acceptable at this time.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser. The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Thornburg and its affiliates as a result of Thornburg’s relationship with the Portfolio. The Board concluded that any potential benefits to be derived by Thornburg included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Terms of the New Subadvisory Agreements

The following summary of the New Subadvisory Agreements is qualified in its entirety by reference to the copies of the New Subadvisory Agreements attached as Exhibit A to this information statement.

Under each New Subadvisory Agreement, the subadviser is compensated by the Manager (and not the Portfolio) for the portion of assets it manages at the following annual rates:

Portfolio	Subadviser	Fee Rate*
Diversified Conservative Growth Portfolio	RS	0.50% of average daily net assets to $150 million and 0.45% of average daily net assets over $150 million.
SP International Growth Portfolio	Marsico	0.45% of average daily net assets to $500 million; 0.40% of average daily net assets from $500 million to $1 billion; and 0.35% of average daily net assets over $1 billion.
SP International Value Portfolio	Thornburg	0.35% of average daily net assets to $100 million and 0.30% of average daily net assets over $100 million.

* The assets of the Diversified Conservative Growth Portfolio managed by RS will be combined with the assets managed by RS in all other portfolios subadvised by RS on behalf of PI. For purposes of calculating the fee payable to Marsico, the assets managed by Marsico in the SP International Growth Portfolio are aggregated with the assets managed by Marsico in the AST International Growth Portfolio of American Skandia Trust and all other portfolios subadvised by Marsico on behalf of PI and/or ASISI pursuant to substantially the same investment strategy. For purposes of calculating the fee payable to Thornburg, the assets managed by Thornburg in the SP International Value Portfolio will be aggregated with the assets managed by Thornburg in the AST International Value Portfolio of American Skandia Trust, the Strategic Partners International Value Fund of Strategic Partners Mutual Funds, Inc., the Strategic Partners Moderate Allocation Fund and Strategic Partners Growth Allocation Fund of Strategic Partners Asset Allocation Funds, the International Equity Portfolio of The Target Portfolio Trust and all other portfolios subadvised by Thornburg on behalf of PI and/or ASISI pursuant to substantially the same investment strategy.

Each New Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board of Trustees, each new subadviser is responsible for managing the investment operations of a portion of the assets of the applicable Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, the new subadviser will provide the Manager with all books and records relating to the transactions it executes and will render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

Each New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) each New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, (2) each New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Portfolio’s management agreement with the Manager, and (3) each New Subadvisory Agreement may be terminated at any time by the respective subadviser or the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the New Subadvisory Agreement.

Each New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the new subadviser will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

Shareholder Proposals

As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust’s Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees’ solicitation relating thereto is made in order to be included in the Trust’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs

Secretary

Dated: November 20, 2006

EXHIBIT A

The Prudential Series Fund

Diversified Conservative Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 31st day of August, 2006 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and RS Investment Management Co. LLC (RS or the Subadviser).

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Prudential Series Fund, a Delaware statutory trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portion of the Fund’s portfolio, including the purchase, retention and disposition of securities therein, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide investment advisory services for such portion of the Fund’s portfolio as the Manager shall direct, and the Subadviser shall have discretion without prior consultation with the Manager to determine, from time to time, what investments and securities will be purchased, retained or, sold by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall, act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), comply with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser, in a timely fashion, with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser)) in accordance with the Fund’s policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to securing best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. In pursuing best execution, the Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, Manager agrees that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide the Manager a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission). If the Manager receives such information less than forty-eight hours prior to signing this Agreement, this Agreement may be terminated by the Manager without penalty within five business days from the date of this Agreement. Upon written request by the Manager, Subadviser agrees to deliver annually, without charge, Subadviser’s brochure required by the Advisers Act.

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures in compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.

(d) The Subadviser shall furnish to the Manager copies of all records prepared in connection the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request.

(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(f) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including the provision of information known to the Subadviser related to the securities being valued.

(g) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus that the Subadviser has provided is (or will become) inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the Custodian). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager’s receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b). The Manager acknowledges and agrees that Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of Subadviser, whether public or private.

6. Subject to the right of each, the Manager and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time,all without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new Agreement with a successor Subadviser.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager: Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund: Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser: 388 Market Street, Suite 1700, San Francisco, California 94111.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use such material if the Subadviser reasonably objects in writing after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery.

11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

13. This Agreement shall be governed by the laws of the State of New York.

14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:	______________________________
Name:	______________________________
Title:	______________________________

RS INVESTMENT MANAGEMENT CO. LLC

By:	______________________________
Name:	______________________________
Title:	______________________________

SCHEDULE A

The Prudential Series Fund

As compensation for services provided by RS Investment Management Co. LLC, Prudential Investments LLC will pay RS Investment Management Co. LLC a fee on the net assets managed by RS Investment Management, L.P. that is equal, on an annualized basis, to the following:

Fund Name	Advisory Fee

Diversified Conservative Growth	0.50% for the first $150 million in average daily net assets; 0.45% over $150 million in average daily net assets[1]

Dated as of August 31, 2006.

_________________________

 For purposes of calculating the fee payable to RS Investment Management Co. LLC (RS), the net assets managed by RS in the Diversified Conservative Growth Portfolio of the Fund will be aggregated with the assets managed by RS in any other portfolio subadvised by RS which is managed or co-managed by PI.

EXHIBIT A

The Prudential Series Fund

SP International Value Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 17th day of November, 2006 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Thornburg Investment Management, Inc. (Thornburg or the Subadviser).

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Prudential Series Fund, a Delaware statutory trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portion of the Fund’s portfolio, including the purchase, retention and disposition of securities therein, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide investment advisory services for such portion of the Fund’s portfolio as the Manager shall direct, and the Subadviser shall have discretion without prior consultation with the Manager to determine, from time to time, what investments and securities will be purchased, retained or, sold by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall, act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), comply with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser, in a timely fashion, with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser)) in accordance with the Fund’s policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to securing best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. In pursuing best execution, the Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, Manager agrees that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide the Manager a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission). If the Manager receives such information less than forty-eight hours prior to signing this Agreement, this Agreement may be terminated by the Manager without penalty within five business days from the date of this Agreement. Upon written request by the Manager, Subadviser agrees to deliver annually, without charge, Subadviser’s brochure required by the Advisers Act.

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures in compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.

(d) The Subadviser shall furnish to the Manager copies of all records prepared in connection the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request.

(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(f) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including the provision of information known to the Subadviser related to the securities being valued.

(g) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus that the Subadviser has provided is (or will become) inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the Custodian). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager’s receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b). The Manager acknowledges and agrees that Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of Subadviser, whether public or private.

6. Subject to the right of each, the Manager and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time,all without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new Agreement with a successor Subadviser.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager: Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund: Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser: _________________, _________________, _________________, _________________ _____.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use such material if the Subadviser reasonably objects in writing after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery.

11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

13. This Agreement shall be governed by the laws of the State of New York.

14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:	______________________________
Name:	______________________________
Title:	______________________________

THORNBURG INVESTMENT MANAGEMENT, INC.

By:	______________________________
Name:	______________________________
Title:	______________________________

SCHEDULE A

The Prudential Series Fund

As compensation for services provided by Thornburg Investment Management, Inc. (Thornburg), Prudential Investments LLC (PI) will pay Thornburg a fee on the net assets managed by Thornburg that is equal, on an annualized basis, to the following:

Fund Name	Advisory Fee

SP International Value	0.35% of average daily net assets to $100 million and 0.30% of average daily net assets over $100 million[1]

Dated as of November 17, 2006.

_________________________

 For purposes of calculating the fee payable to Thornburg, the net assets subadvised by Thornburg in the SP International Value Portfolio will be aggregated with the net assets subadvised by Thornburg in the AST International Value Portfolio of American Skandia Trust, the Strategic Partners International Value Fund of Strategic Partners Mutual Funds, Inc., the Strategic Partners Moderate Allocation Fund of Strategic Partners Asset Allocation Funds (SPAAF), the Strategic Partners Growth Allocation Fund of SPAAF, the International Equity Portfolio of The Target Portfolio Trust, and any other portfolio subadvised by Thornburg on behalf of PI and/or American Skandia Investment Services, Inc. pursuant to substantially the same investment strategy.

The Prudential Series Fund

SP International Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 17th day of November, 2006 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Marsico Capital Management, LLC, a Delaware limited liability company (Marsico or the Subadviser).

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Prudential Series Fund, a Delaware statutory trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portion of the Fund’s portfolio, including the purchase, retention and disposition of securities therein, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information as provided to the Subadviser (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide investment advisory services for such portion of the Fund’s portfolio as the Manager shall direct, and the Subadviser shall have discretion without prior consultation with the Manager to determine, from time to time, what investments and securities will be purchased, retained or, sold by such portion of the Fund, and what portion of the assets will be invested or held uninvested as cash. The Fund’s custodian (the Custodian) or Manager shall be responsible for the daily investment of the Fund’s uninvested cash assets in cash equivalents.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), comply with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser covenants to comply at all times, as applicable, with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser on a timely basis with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and other investments (other than cash equivalents) to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, or dealers (including but not limited to Prudential Securities Incorporated or any other broker or dealer affiliated with the Manager or the Funds, as identified by the Manager, or any broker or dealer affiliated with the Subadviser) in accordance with the policies with respect to brokerage as set forth in the Fund’s Prospectus, the Subadviser’s policies and procedures, or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to seeking best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the financial responsibility, brokerage services, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. In pursuing best execution, the Subadviser shall have discretion to effect investment transactions for the portion of the Fund managed by the Subadviser through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser with respect to the portion of the Fund managed by the Subadviser and other accounts as to which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be equitable and consistent with its policies and procedures as well as its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required of a subadviser by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser shall provide the Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Custodian or the Manager with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions and portfolio holdings, in such reasonable form and frequency as may be mutually agreed upon from time to time by the parties. The Subadviser agrees to review the portion of the Fund managed by Subadviser and discuss the management of the relevant portion of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, Manager agrees that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not knowingly consult with any other subadviser to the Fund with respect to transactions in securities for the Subadviser’s portion of the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide the Manager a copy of Subadviser’s Form ADV Part II as deemed to be filed with the Securities and Exchange Commission (the Commission).

(x) Subadviser will at no time have custody or physical control of the securities, cash, or other assets of the Fund. In connection with services to be rendered under this Agreement, the Subadviser is authorized and instructed to rely upon any information, written or otherwise, that it receives from the Fund, Manager, Custodian, or any other service provider to the Fund, in the course of carrying out its duties under this Agreement.

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by a subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. The Subadviser agrees that the policies and procedures it has established for managing its portion of the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship, shall be provided to the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures it believes reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it has, and covenants that it shall maintain, adequate compliance policies and procedures to ensure compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has adopted Insider Trading Policies and Procedures that it believes are reasonably designed to prevent the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Fund upon reasonable request. The Subadviser shall cooperate reasonably with the Manager for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.

(d) The Subadviser shall furnish to the Manager, upon reasonable request, information relating to the Fund that is kept or maintained in connection with Subadviser's compliance policies and procedures.

(e) The Subadviser shall be responsible for the voting of the shareholder proxies with respect to the investments and securities held in the relevant portion of the Fund’s portfolio in accordance with the Subadviser’s written proxy voting policy and procedures. The Subadviser will provide reports with respect to proxy voting as reasonably requested by the Manager or as required by applicable law. It shall be the sole responsibility of the Fund, the Manager, or the Custodian (and not the Subadviser) to process and file any claim forms relating to any litigation by or on behalf of the Fund; provided, however, that the Subadviser shall use best efforts to forward to the Manager on a timely basis any claim forms received by the Subadviser that relate to any litigation by or on behalf of the Fund and that the Subadviser shall cooperate with the Manager’s reasonable requests in connection with such claim forms.

(f) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including the provision of information known to the Subadviser related to the securities being valued.

(g) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if it determines that any information in the Prospectus relating to the Subadviser or its obligations under this Agreement is (or will become) inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures after they are provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the relevant portion of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics, and will report any material violations of the Code of Ethics and material changes in its Code of Ethics as reasonably requested. In the event the Subadviser reports to the Fund and the Manager a material violation of the Subadviser’s Code of Ethics, the Subadviser shall, upon request, also explain what actions, if any, the Subadviser has taken to ensure future compliance with its Code of Ethics. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics to the Fund and the Manager. The Subadviser will provide at least annually upon request a written report on its compliance program to assist the Fund’s chief compliance officer (“CCO”) in preparing the CCO’s annual report to the Fund Board under Rule 38a-1. The Subadviser’s report will generally address matters such as the adequacy, design, and operation of Subadviser compliance policies and procedures relevant to services provided by the Subadviser to the Fund, any material changes made to those policies and procedures, any material changes recommended, and any material compliance matters relating to them.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of the Custodian as designated within an agreement between the Fund and the Custodian. Subadviser shall have no liability for the acts or omissions of the Custodian.

4. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser, as determined by the Custodian, as described in the attached Schedule A. Fees will be accrued daily and paid monthly. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify and hold harmless the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify and hold harmless the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b) The Manager acknowledges and agrees that Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the portion of the Fund managed by Subadviser or that such portion will match the performance of any benchmark, standard or index, including other clients of Subadviser, whether public or private.

6. Subject to the right of each of the Manager and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and the Subadviser in respect thereof; provided, however, that the Subadviser and the Manager may disclose information for operational, compliance, or risk management purposes or as otherwise appropriate for the Subadviser and the Manager to perform their respective duties.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, all without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new investment advisory agreement with a successor subadviser.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, or similar overnight mail, postage prepaid, (1) to the Manager: Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund: Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser: 1200 17th Street, Suite 1600, Denver, Colorado 80202 Attn: Mary Watson.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and subject to the reasonable and timely comments of the Subadviser. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery.

11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. This Agreement may be amended solely by mutual written consent, but the consent of the Fund shall also be obtained in conformity with the requirements of the 1940 Act for any matters requiring such approval.

13. This Agreement shall be governed by the laws of the State of New York.

14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:	______________________________
Name:
Title:

MARSICO CAPITAL MANAGEMENT, LLC

By:	______________________________
Name:	Christopher J. Marsico
Title:	President

SCHEDULE A

The Prudential Series Fund

As compensation for services provided by Marsico Capital Management, LLC (Marsico) under this Agreement to the portfolio identified below, Prudential Investments LLC (PI) will pay Marsico a fee on the net assets managed by Marsico that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee

SP International Growth Portfolio	0.45% of average daily net assets to $500 million; 0.40% of average daily net assets from $500 million to $1 billion; and 0.35% of average daily net assets over $1 billion(

Dated as of November 17, 2006.

_________________________

( For purposes of calculating the fee payable to Marsico, the assets managed by Marsico in the SP International Growth Portfolio will be aggregated with the assets managed by Marsico in the AST International Growth Portfolio of American Skandia Trust and any other portfolio subadvised by Marsico on behalf of PI, American Skandia Investment Services, Inc. (“ASISI”), or both, pursuant to substantially the same international investment strategy and for which Marsico and PI, and/or ASISI, as applicable, shall agree in writing will be aggregated for purposes of calculating the fee payable to Marsico.

EXHIBIT B

MANAGEMENT OF THE TRUST

The Manager

Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 serves as the Trust’s Manager under a management agreement (the Management Agreement) dated as of January 1, 2006, and renewed thereafter as required by the Investment Company Act.

The Management Agreement is substantially similar to a management agreement dated September 7, 2000, as amended and restated April 3, 2002, and as amended and restated as of September 5, 2002 (the September Agreement), which was last approved by the Board of Trustees, including a majority of the independent directors, on June 21, 2006. The September Agreement was last approved by contract owners on January 31, 2001.

Terms of the Management Agreement

Pursuant to the Management Agreement, PI is subject to the supervision of the Trustees and, in conformity with the stated policies of the Trust, PI manages both the investment operations of the Trust and the composition of the Trust’s investment portfolio, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Manager reviews the performance of all subadvisers engaged for the Trust, and make recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Trust’s business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by The Bank of New York (BONY) and PFPC Trust Company (PFPC), the Trust’s custodians, and Prudential Mutual Fund Services LLC, the Trust’s transfer agent. The management services of the Manager for the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The Manager has authorized any of its Trustees, officers and employees who have been elected as Trustees or officers of the Trust to serve in the capacities in which they have been elected. All services furnished by the Manager under the Management Agreement may be furnished by any such Trustees, officers or employees of the Manager.

In connection with its management of the business affairs of the Trust, the Manager bears the following expenses:

(a) the salaries and expenses of all of its and the Trust’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust’s subadvisers;

(b) all expenses incurred by the Manager or by the Trust in connection with managing the ordinary course of the Trust’s business, other than those assumed by the Trust, as described below; and

(c) the fees payable to each subadviser pursuant to the subadvisory agreement between the Manager and each subadviser.

For its services, the Trust compensates the Manager as follows:

Fund	Fee, as a percentage of average daily net assets	Aggregate fees for the year ended December 31, 2005
Diversified Conservative Growth Portfolio	0.75%	1,178,872
SP International Growth Portfolio	0.85%	3,621,302
SP International Value Portfolio	0.90%	2,692,190

PI has voluntarily agreed, with respect to SP International Value Portfolio, to waive a portion or all of the management fee and reimburse expenses, if necessary, to limit total expenses (expressed as a percentage of total assets) to 1.10%, and, with respect to SP International Growth Portfolio, to limit Portfolio expenses to 1.24% of total assets, effective July 1, 2006. These expense limitations do not include the Rule 12b-1 fee and the administrative fee applicable to Class II shares and may be discontinued or otherwise modified at any time.

Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust’s subadvisers, (c) the fees and certain expenses of the Trust’s custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust’s legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and qualifying Trust shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Trust, by vote of a majority of the Trust’s outstanding voting securities (as defined in the Investment Company Act) or by the Trust, upon not more than 60 days’ nor less than 30 days’ written notice to the Trust.

Information About PI

PI is a wholly-owned subsidiaries of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial),

a major, diversified insurance and financial services company. Prudential Financial’s address is 751 Broad Street, Newark, New Jersey 07102. PI is organized in New York as a limited liability company.

PI manages or co-manages the following investment companies, in addition to the Trust:

Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential’s Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Real Estate Fund, Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Series Fund, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

Directors and Officers of PI

The business and other connections of the directors and principal executive officers of PI are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Name	Position with PI	Principal Occupations
Deborah A. Docs	Vice President and Secretary

Vice President and Corporate Counsel January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly

Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Executive Vice President and Chief Administrative Officer of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999)

of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of the Asia Pacific Fund, Inc.

Name	Position with PI	Principal Occupations
David R. Odenath, Jr.	Executive Vice President

President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American

Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive

Officer, Chief Operating Officer and Officer- In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993- May 1999) of PaineWebber Group, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.
Stephen Pelletier	Executive Vice President	Vice President, International Investments, of Prudential; Executive Vice President, PI.
Kathryn Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General

Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President

and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in- Charge, Director, President, Chief Executive Officer and Chief Operating Officer of

American Skandia Advisory Services, Inc.

Name	Position with PI	Principal Occupations
Jonathan Shain	Vice President and Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

Lee D. Augsburger	Chief Compliance Officer Since 2004

Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

The Administrator

The Trust has entered into an administration agreement with PI with respect to Class II shares of the Portfolio. Pursuant to the agreement PI is responsible for establishing and maintaining compliance procedures for multiple classes, the negotiation of participation agreements with participating insurers, establishing procedures and monitoring compliance with the mixed and shared funding order issued by the SEC, and performing other related services as specified in the agreement. In consideration of the services rendered by PI under the agreement, the Fund pays PI a fee at an annual rate of .15% of the average daily net assets of Class II shares of the Portfolio. The SP International Growth Portfolio paid administration fees of $152,975 for the fiscal year ended December 31, 2005. The Diversified Conservative Growth Portfolio and the SP International Value Portfolio did not pay any administrative fees for the last fiscal year.

Brokerage

As of December 31, 2005, the following Portfolio paid commissions to affiliated broker-dealers as follows:

Fund	Prudential Equity/Wachovia Securities LLC (or affiliates)	Other Affiliated Broker-Dealers
SP Diversified Conservative Growth Portfolio	$408 (0.3% of total commission) (2.6% of total dollar amount of transactions)	None

Information about Other Subadvisers and Subadvisory Agreements

RS co-subadvises Diversified Conservative Growth Portfolio along with PIMCO, PIM, Jennison and EARNEST. The current subadvisory agreement with each of the other subadvisers provides for compensation as follows:

Subadviser	Fee rate as a percentage of daily net allocated assets	Aggregate fees for the year ended December 31, 2005.
PIMCO	0.25%	$148,720
PIM	0.375%	$121,014

Jennison	Growth Portion: 0.30% for the first $300 million in assets, 0.25% over $300 million in assets Value Portion: 0.375%	$154,005
EARNEST	0.40%	$30,713

The Manager made no other material payments to any subadviser, or any affiliate thereof, in that year. The subadvisory agreements with PIMCO and EARNEST were approved by the Board without shareholder approval pursuant to the Manager of Managers Order. The subadvisory agreements with Jennison and PIM were approved by the Board and shareholders on January 31, 2001.

Marsico is joining William Blair as subadviser of the SP International Growth Portfolio. The current subadvisory agreement with William Blair provides for compensation at a rate equal to 0.30% for the first $500 million, 0.25% for the next $500 million and 0.20% over 1 billion. The Portfolio assets managed by William Blair are combined with the assets of all other portfolios subadvised by William Blair on behalf of PI. William Blair received $1,051,690 in aggregate fees for the year ended December 31, 2005.

Thornburg is joining LSV as a subadviser of the SP International Value Portfolio. The current subadvisory agreement with LSV provides for compensation at a rate equal to 0.45% for the first $150 million in assets, 0.425% for the next $150 million in assets, 0.40% for the next $150 million in assets, 0.375% for the next $300 million in assets and 0.35% over $750 million in assets. The Portfolio assets managed by LSV are combined with the assets of all other portfolios subadvised by LSV on behalf of PI. LSV received $1,246,316 in aggregate fees for the year ended December 31, 2005.

EXHIBIT C

OTHER FUNDS MANAGED BY RS INVESTMENTS

RS acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Diversified Conservative Growth Portfolio.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 3/31/06
Sub-advised Fund A	0.55% (first $100 million); 0.50% (next $300 million); 0.45% over $400 million	$142.2 million
Sub-advised Fund B	0.50% (first $100 million); 0.40% over $100 million	$266.8 million
Sub-advised Fund C	0.65% (first $200 million); 0.60% (next $200 million); 0.55% (over $400 million)	$161.0 million
Sub-advised Prudential Funds	0.50% (first $150 million), 0.45% (over $150 million)	$195.2 million
Separate Account A	0.60%	$209.8 million
Separate Account B	1.00 (first $30 million); 0.80% (next $20 million); 0.60% (over $50 million)	$140.3 million
Separate Account C	0.85% (first $30 million); 0.68% (next $20 million); 0.50% (over $50 million)	$133.6 million

MANAGEMENT OF RS INVESTMENTS

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers and directors of RS.

Name and Address*	Position with and Principal Occupation
Dennis J. Manning	Chairman and Director
Terry R. Otton	Chief Operating Officer and Director
James E. Klescewski	Chief Financial Officer
John J. Sanders, Jr.	Chief Compliance Officer
Benjamin L. Douglas	General Counsel
G. Randall Hecht	Director
Robert E. Broatch	Director
Bruce C. Long	Director
Thomas G. Sorell	Director
Paul B. Guenther	Director
Michael G. McCaffrey	Director

*The address of each person is RS Investments, 388 Market Street, Suite 1700, San Francisco, California 94111.

** The Management Committee is comprised of G. Randall Hecht, Terry Otton, Toinette Carter, James Callinan (President of the Growth Group), Andrew Pilara (President of the Value Group), James Foster (President of the Real Estate Group), David Elliot (Sales) and Benjamin Douglas.

.

OTHER FUNDS MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC

Marsico acts as an investment adviser to the following Funds with investment objectives, policies and strategies that are substantially similar to those of the PSF International Growth Portfolio.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 3/31/06
Marsico International Opportunities Fund	0.85%	$448,580,855

MANAGEMENT OF MARSICO CAPITAL MANAGEMENT, LLC

The table below lists the name, address, and position for the principal executive officers of MCM.

Name and Address*	Position with and Principal Occupation
Thomas F. Marsico	Chief Executive Officer, Chief Investment Officer, Portfolio Manager/Senior Analyst
Christopher J. Marsico	President
Thomas M.J. Kerwin	Executive Vice President and General Counsel
Steven R. Carlson	Executive Vice President, Chief Financial Officer, Chief Compliance Officer
Mary L. Watson	Executive Vice President and Chief Operating Officer
Kenneth M. Johnson	Executive Vice President
Christie Austin	Executive Vice President
Cory Gilchrist	Portfolio Manager/Senior Analyst
Jim Gendelman	Portfolio Manager/Senior Analyst

*The address of each person listed above is Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202.

**The Management Committee is comprised of Christopher J. Marscio, Thomas M.J. Kerwin, Steven R. Carlson, David C. Price (Compliance Director), Mary L. Watson, Kenneth M. Johnson, and Kelly A. Reed-Clare (Vice President, Marketing and Client Services).

OTHER FUNDS MANAGED BY THORNBURG INVESTMENT MANAGEMENT, LLC

Thornburg acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the SP International Value Portfolio.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 12/31/05
Meritas International Equity Fund	2.9%	$10.9 million
Frost International Stock Fund	60 bps, $50 million 50 bps $150 million 40 bps $200 million	$163.7 million

MANAGEMENT OF THORNBURG INVESTMENT MANAGEMENT, LLC

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers and directors of Thornburg.

Name and Address*	Position with Marsico and Principal Occupation
Brian J. McMahon	President, Chief Investment Officer and Managing Director
William V. Fries	Managing Director and Portfolio Manager
Brad Kinkelaar	Managing Director and Portfolio Manager
Wendy Trevisani	Managing Director and Portfolio Manager
Edward Maran	Managing Director and Portfolio Manager
Vinson Walden	Managing Director and Associate Portfolio Manager
Lei Wang	Managing Director and Portfolio Manager
Connor Browne	Managing Director and Portfolio Manager
Lewis Kaufman	Associate Portfolio Manager

*The address of each person is Thornburg Investment Management LLC, 119 East Marcy Street, Santa Fe, New Mexico.

EXHIBIT D

SHAREHOLDER INFORMATION

As of November 3, 2006 the Trustees and officers of each Portfolio, as a group, owned less than 1% of the outstanding shares of each Portfolio.

As of November 3, 2006, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of each Portfolio were as follows:

Diversified Conservative Growth Portfolio

Name	Address	Class	Total Shares Outstanding	Shares Owned/%
PLAZ DISCB Attn: M. Osteronic/ T. Rescigno	213 Washington Street Newark, NJ 07102	I	11,850,961.850	11,005,431 / 92.865%
PLNJ DISCSL Attn: M. Osteronic/ T. Rescigno	213 Washington Street Newark, NJ 07102	I	11,850,961.850	649,811 / 5.483%

SP International Growth Portfolio

Name	Address	Class	Total Shares Outstanding	Shares Owned/%
American Skandia Life Assurance Corporation (Separate Account) Attn: Valerie Simpson	213 Washington St 7th Floor Newark NJ 07102	I	56,112,388.803	4,971,397 / 8.860%
SP Balanced Asset Allocation Attn: Jeffrey Scarbel	100 Mulberry Street Gateway Ctr 3 Newark NJ 07102	I	56,112,388.803	12,822,562 / 22.852%
SP Conservative Asset Allocation Attn: Jeffrey Scarbel	100 Mulberry Street Gateway Ctr 3 Newark NJ 07102	I	56,112,388.803	3,971,,728 / 7.078%
SP Growth Asset Allocation Attn: Jeffrey Scarbel	100 Mulberry Street Gateway Ctr 3 Newark NJ 07102	I	56,112,388.803	15,190,192 / 27.071%
Allianz Life Insurance Company of America	5701 Golden Hills Drive Minneapolis Mn 55416	II	3,007,702.599	2,760,094 / 91.768%

SP International Value Portfolio

Name	Address	Class	Total Shares Outstanding	Shares Owned/%
MGSTR AZ Attn: Peter Rock	213 Washington St Newark, NJ 07102	I	43,388,055.888	4,512,118 / 10.399%
SP Balanced Asset Allocation Attn: Jeffrey Scarbel	100 Mulberry Street Gateway Ctr 3 Newark, NJ 07102	I	43,388,055.888	9,460,794 / 21.805%
SP Conservative Asset Allocation Attn: Jeffrey Scarbel	100 Mulberry Street Gateway Ctr 3 Newark, NJ 07102	I	43,388,055.888	2,901,550 / 6.687%
SP Growth Asset Allocation Attn: Jeffrey Scarbel	100 Mulberry Street Gateway Ctr 3 Newark, NJ 07102	I	43,388,055.888	11,164,248 / 25.731%